Exhibit 99.1

TEMPUR SEALY AMENDS RIGHTS PLAN

TO ADD QUALIFIED OFFER EXEMPTION PROVISION

Stockholders to Vote on Rights Plan at 2017 Annual Meeting

LEXINGTON, KY– March 15, 2017 – Tempur Sealy International, Inc. (NYSE: TPX) today announced that its Board of Directors has amended and restated its previously adopted Rights Plan to add a qualified offer stockholder exemption provision.

The qualified offer stockholder exemption provision is intended to ensure that the Rights Plan does not discourage prospective acquirors from making offers to acquire Tempur Sealy that stockholders believe may be in their best interests. It provides that if Tempur Sealy receives a qualified offer (as defined in the amended and restated Rights Plan) and the Tempur Sealy Board of Directors has not redeemed the outstanding rights or exempted such offer from the terms of the Rights Plan or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such qualified offer from the terms of the Rights Plan, in each case by the end of the 90 business days following the commencement of such qualified offer, the holders of 10 percent of Tempur Sealy’s outstanding common stock may request that the Tempur Sealy Board call a special meeting of stockholders to vote on a resolution authorizing the exemption of the qualified offer from the Rights Plan. If such a special meeting is not held by the 90th business day following the receipt of such a stockholder special meeting request, the qualified offer will be deemed exempt from the Rights Plan on the 10th business day thereafter.

The Board’s adoption of the Rights Plan on February 8, 2017 and adoption of the amended and restated Rights Plan on March 14, 2017 is not in response to, or in anticipation of, any existing unsolicited, pending or threatened takeover bid or offer for Tempur Sealy’s common stock. As amended and restated, the Rights Plan is intended to protect Tempur Sealy and its stockholders from efforts to obtain control of Tempur Sealy that the Board of Directors determines are not in the best interests of Tempur Sealy and its stockholders, and to enable all stockholders to realize the long-term value of their investment in Tempur Sealy. The Rights Plan is also designed to ensure that all Tempur Sealy stockholders receive fair and equal treatment in the event that a stockholder or group of stockholders or other third party attempts to acquire a substantial interest in Tempur Sealy’s common stock or attempts an unsolicited takeover of Tempur Sealy without first negotiating with the Tempur Sealy Board of Directors. The Rights Plan is not intended to interfere with any merger, tender or exchange offer or other business combination approved by the Tempur Sealy Board of Directors. Nor does the Rights Plan prevent the Tempur Sealy Board of Directors from considering any offer that it considers to be in the best interest of its stockholders.

“With the addition of the qualified offer stockholder exemption provision, we believe the Rights Plan reaches an appropriate balance between protecting our stockholders from coercive and unfair takeover attempts and current best practices in corporate governance that give stockholders a voice in determining whether a particular acquisition offer is in their best interests,” said Scott Thompson, President and CEO of Tempur Sealy.

In addition to the qualified offer stockholder exemption feature, the Tempur Sealy Board has taken the following actions to ensure that the Rights Plan, as amended and restated, is consistent with what are considered best practices by the leading stockholder advisory and corporate governance bodies:

•	The Rights Plan is of a limited duration and expires by its terms on February 7, 2018;

•	The Rights Plan has an ownership trigger threshold of 20%;

•	The Rights Plan does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board of Directors to redeem the rights; and

•	The Tempur Sealy Board of Directors intends to submit the Rights Plan for ratification at Tempur Sealy’s 2017 annual meeting of stockholders.

Further details of the amended and restated Rights Plan will be contained in a Current Report on Form 8-K and in an amended Registration Statement on Form 8-A/A that Tempur Sealy will be filing with the Securities and Exchange Commission (SEC). These filings will be available on the SEC’s web site at www.sec.gov.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Tempur Sealy.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release which are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to various risks and uncertainties. Words such as “anticipate,” “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “intend,” “likely” and “should” and similar expressions identify forward-looking statements. Forward-looking statements in this document may include, but are not limited to, the statements regarding the anticipated benefits and expected consequences of the Rights Plan that Tempur Sealy has adopted. Such forward-looking statements are based upon Tempur Sealy’s current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Because such statements include risks, uncertainties and contingencies, actual events may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effectiveness of the Rights Plan in (i) preventing a third party from taking advantage of the onset of adverse market conditions or recent and potentially short-term declines in Tempur Sealy’s share price to acquire actual or effective control, in the open market or otherwise, of Tempur Sealy’s common stock without paying a price that does not reflect Tempur Sealy’s intrinsic value or long-term prospects, or (ii) providing the Board with an increased period of time to evaluate the adequacy of an acquisition offer, investigate alternatives, solicit competitive proposals, or take other steps necessary to maximize value for the benefit of all Tempur Sealy stockholders. Other potential risk factors include the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of Tempur Sealy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on February 12, 2016 and as updated from time to time in other filings with the SEC, which are available at http://www.sec.gov. There may be other factors that may cause actual events to differ materially from the forward-looking statements. All information provided in this release is as of the date hereof and no person undertakes any obligation to update publicly any information for any reason, except as required by law, even as new information becomes available or other events occur in the future. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

About Tempur Sealy International, Inc.

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding manufacturer. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many highly recognized brands, including TEMPUR®, Tempur-Pedic®, Sealy®, Sealy Posturepedic® and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

Important Additional Information And Where To Find It

Tempur Sealy, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Tempur Sealy’s stockholders in connection with the matters to be considered at Tempur Sealy’s 2017 Annual Meeting of Stockholders. Information regarding the names of Tempur Sealy’s directors and executive officers and their respective interests in Tempur Sealy by security holdings or otherwise can be found in Tempur Sealy’s proxy statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on March 21, 2016. To the extent holdings of Tempur Sealy’s securities have changed since the amounts set forth in Tempur Sealy’s proxy statement for its 2016 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Tempur Sealy intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Tempur Sealy stockholders in connection with the matters to be considered at Tempur Sealy’s 2017 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Tempur Sealy’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY TEMPUR SEALY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying proxy card, and other documents filed by Tempur Sealy with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Tempur Sealy’s corporate website at www.Tempur Sealy.com, by writing to Tempur Sealy’s Corporate Secretary at Tempur Sealy International, Inc., 1000 Tempur Way, Lexington, KY 40511, or by calling Tempur Sealy’s Corporate Secretary at (800) 805-3635.

Investor Relations Contact:

Aubrey Moore

Investor Relations

Tempur Sealy International, Inc.

800-805-3635

Investor.relations@tempursealy.com